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                                                                   EXHIBIT 10.4


               AMENDMENT NO. 3 TO 1992 EMPLOYEE STOCK INCENTIVE PLAN



         THIS AMENDMENT, dated as of May 23, 1997, is made by BANCTENN CORP., a Tennessee corporation with its principal offices at 301 East Center Street, Kingsport, Tennessee (the "Company") as follows:

                                   RECITALS:

         A. The Company has heretofore adopted its 1992 Employee Stock Incentive Plan (the "Plan") which provided for an aggregate of 36,000 shares of the Company's common stock to be subject to the Plan, with appropriate mathematical adjustments to be made as a result of any stock dividends or stock splits declared by the Company with regard to its common stock.

         B. Pursuant to action of the Company's Board of Directors taken on April 13, 1995, the Company declared a 20% stock dividend on its outstanding and optioned shares of common stock, paid in the form of a 6-for-5 stock split, the effect of which was to increase the number of shares subject to the Plan from 36,000 to 43,200.

         C. Pursuant to action of the Company's Board of Directors taken on October 12, 1995, the Company declared a 100% stock dividend on its outstanding stock and option shares, paid in the form of a 2-for-1 stock split, the effect of which was to increase the number of shares subject to the Plan from 43,200 to 86,400.

         D. Pursuant to action of the Company's Board of Directors taken on April 24, 1997, the Company has declared and issued a 20% stock dividend payable as of May 23, 1997, in the form of a 6-for-5 stock split to stockholders of record as of May 9, 1997.

         E. The Company desires to amend the Plan to reflect the resulting effect of the most recent 20% stock dividend on the aggregate number of shares available under the Plan.

         NOW, THEREFORE, in consideration of the foregoing premises, the Plan is hereby amended as follows:

         1. Number of Shares Subject to Plan. Section 3 of the Plan is hereby amended to provide that the number of shares of the Company's common stock reserved for distribution under the Plan is hereby increased from 86,400 to 103,680 shares.

         2. No Other Amendments. All other terms and provisions of the Plan as heretofore adopted remain unaltered and in full force and effect.


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         IN WITNESS WHEREOF, the undersigned duly authorized officer of the
Company has executed this Amendment for the purposes set forth herein.


                                    BANCTENN CORP.

                                    By:  /s/ Colon A. Terrell, Jr.
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                                       Colon A. Terrell, Jr.
                                       President and Chief Executive Officer